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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         THE YANKEE CANDLE COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


              Massachusetts                             04-259-1416
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


         102 Christian Lane
        Whately, Massachusetts                                 01093
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(Address of principal executive offices)                    (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:


      Title of each class                       Name of each exchange on
      to be so registered                   which each class is to be registered
      -------------------                   ------------------------------------

Common Stock, $.01 par value per share           New York Stock Exchange

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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

Securities Act registration statement file number to which this form relates:
333-76397
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of class)


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Item 1.   DESCRIPTION OF THE REGISTRANT'S SECURITIES TO BE REGISTERED.

          This registration statement relates to the common stock, $.01 par value per share, of The Yankee Candle Company, Inc. Reference is made to the information set forth under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration Statement on Form S-1 filed by The Yankee Candle Company, Inc. with the Securities and Exchange Commission, as amended (Registration No. 333-76397), which information is incorporated herein by reference.

Item 2.  EXHIBITS.

1. Registration Statement on Form S-1, filed by The Yankee Candle Company, Inc. with the Securities and Exchange Commission on April 16, 1999 (Registration No. 333-76397), as amended by Amendment No. 1 thereto, filed with the Securities and Exchange Commission on the date hereof (as so amended, the "Form S-1 Registration Statement") (incorporated by reference to the Form S-1 Registration Statement).

2. Form of Restated Articles of Organization of The Yankee Candle Company, Inc. (incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement).

3. Form of Amended and Restated By-Laws of The Yankee Candle Company, Inc. (incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement).

4.    Form of Common Stock Certificate (incorporated herein by reference to
      Exhibit 4.1 to the Form S-1 Registration Statement).



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                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  May 20, 1999

                                  The Yankee Candle Company, Inc.


                                  By:   /s/ Michael D. Parry
                                        -----------------------
                                        Name:  Michael D. Parry
                                        Title: President and Chief Executive
                                               Officer


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                                  EXHIBIT INDEX


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Exhibit                                Description                                            Page
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1.        Registration Statement on Form S-1, filed by The Yankee Candle
          Company, Inc. with the Securities and Exchange Commission on April 16,
          1999 (Registration No. 333-76397), as amended by Amendment No. 1 thereto, filed with the Securities and Exchange Commission on the date hereof (as so amended, the "Form S-1 Registration Statement")
          (incorporated by reference to the Form S-1 Registration Statement).

2. Form of Restated Articles of Organization of The Yankee Candle Company, Inc. (incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement).

3. Form of Amended and Restated By-Laws of The Yankee Candle Company, Inc. (incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement).

4.        Form of Common Stock Certificate (incorporated herein by reference to
          Exhibit 4.1 to the Form S-1 Registration Statement).
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